UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2019
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2019, Diamondback Energy, Inc. (the “Company”) completed its previously announced underwritten public offering of $1,000,000,000 aggregate principal amount of its 2.875% Senior Notes due 2024 (the “2024 Notes”), $800,000,000 aggregate principal amount of its 3.250% Senior Notes due 2026 (the “2026 Notes”) and $1,200,000,000 aggregate principal amount of its 3.500% Senior Notes (the “2029 Notes” and, together with the 2024 Notes and the 2026 Notes, the “Notes”).

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3ASR (No. 333-234764), which was filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on November 18, 2019. The terms of the Notes are further described in the Company’s prospectus supplement dated November 20, 2019, as filed with the SEC under Rule 424(b)(2) of the Act.

The Notes were issued pursuant to the Indenture, dated as of December 5, 2019, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 5, 2019 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Diamondback O&G LLC (the “Guarantor”), as guarantor, and the Trustee, setting forth specific terms applicable to the Notes.
The Notes are the Company’s senior unsecured obligations, and fully and unconditionally guaranteed by the Guarantor, but will not be guaranteed by any of the Company’s other subsidiaries. The Notes are senior in right of payment to any of the Company’s and the Guarantor’s future subordinated indebtedness. The Notes rank equal in right of payment with all of the Company’s and the Guarantor’s existing and future senior indebtedness. The Notes are effectively subordinated to any of the Company’s and the Guarantor’s existing and future secured indebtedness, to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to all of the existing and future indebtedness and other liabilities of the Company’s subsidiaries other than the Guarantor.

The Company may redeem (i) the 2024 Notes in whole or in part at any time prior to November 1, 2024 (one month prior to the maturity date of the 2024 Notes), (ii) the 2026 Notes in whole or in part at any time prior to October 1, 2026 (two months prior to the maturity date of the 2026 Notes) and (iii) the 2029 Notes in whole or in part at any time prior to September 1, 2029 (three months prior to the maturity date of the 2029 Notes) (each such date, a “par call date”), in each case at the redemption price set forth in the Indenture. If the Notes are redeemed on or after their respective par call dates, in each case, such Notes will be redeemed at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus interest accrued thereon to but not including the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), holders may require the Company to purchase some or all of their Notes for cash at a price equal to 101% of the principal amount of the Notes being purchased, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains customary terms and covenants, including limitations on the Company’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on the Company’s ability to consolidate, merge or sell, convey, transfer or lease all or substantially all of its assets.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, which are attached hereto as Exhibit 4.1 and 4.2, respectively, and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the previously announced redemption of the Company’s 4.750% Senior Notes due 2024 (the “4.750% Notes”), on December 5, 2019, the Company deposited with the Trustee money sufficient to redeem all of the outstanding 4.750% Notes on December 20, 2019 (the “Redemption Date”). The redemption payment (the “Redemption Payment”) included $1,250,000,000 of outstanding principal at a redemption price of 103.563% of the principal amount of the 4.750% Notes, plus accrued and unpaid interest on the outstanding principal amount to the Redemption Date. On the date of the deposit of the Redemption Payment with the Trustee, the indenture governing the 4.750% Notes was fully satisfied and discharged and the guarantors were released from their guarantees of the 4.750% Notes. The 4.750% Notes, which bore interest at 4.750% per year, were scheduled to mature on November 1, 2024. On the Redemption Date, the Redemption Price will be paid to the holders of the 4.750% Notes. The Company funded the Redemption Price with proceeds from completion of the sale of the Notes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

Release of Guarantors under the Credit Agreement

In connection with the satisfaction and discharge of the indenture governing the 4.750% Notes and the release of the guarantors thereof, on December 5, 2019, the Guarantor delivered a letter (the “Release Letter”) as borrower under the revolving credit facility to notify the administrative agent thereunder that as of such date, each of Diamondback E&P LLC, a Delaware limited liability company (“E&P”), Energen Corporation, an Alabama corporation (“Energen”), Energen Resources Corporation, an Alabama corporation (“ERC”), and EGN Services Inc., an Alabama corporation (together with E&P, Energen and ERC, collectively, the “Released Guarantors”), will cease to be a guarantor under the revolving credit facility, the guaranties of the obligations thereunder will be terminated and each Released Guarantor will be released from its respective duties and obligations under the agreements governing the revolving credit facility and the guarantees thereof.

Release of Guarantors under the Indenture governing the 5.375% Senior Notes due 2025

On December 5, 2019, in connection with the satisfaction and discharge of the indenture governing the 4.750% Notes and the release of the guarantors thereof, and upon the delivery of the Release Letter, the Released Guarantors’ guarantees of the Company’s 5.375% Senior Notes due 2025 were automatically released in accordance with the indenture governing the 5.375% Senior Notes due 2025.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of December 5, 2019, between Diamondback Energy, Inc. and Wells Fargo Bank, National Association, as trustee.
4.2
First Supplemental Indenture, dated as of December 5, 2019, among Diamondback Energy, Inc., Diamondback O&G LLC and Wells Fargo Bank, National Association, as trustee (including the form of 2024 Notes, 2026 Notes and 2029 Notes).

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	December 5, 2019
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President and Chief Accounting Officer